                                   Premier VIT
                            OpCap Small Cap Portfolio

                         Supplement dated April 12, 2006

                                     to the

              Statement of Additional Information dated May 1, 2005

         The subsection of the Statement of Additional Information captioned
"Officers" in the section titled "Trustees and Officers" is revised to indicate that Mark F. Degenhart is no longer an employee of Oppenheimer Capital and a portfolio manager of OpCap Small Cap Portfolio (the "Fund"). As a result, all information relating to Mr. Degenhart is hereby removed.

         The subsection of the Statement of Additional Information captioned
"Other Accounts Managed" in the section titled "Portfolio Managers" is amended by removing this information with respect to Mr. Degenhart and replacing it with the information for Thomas Browne, who assumed responsibility as the portfolio manager of the Fund on March 31, 2006.

OTHER ACCOUNTS MANAGED

The following table summarizes information regarding the other accounts managed by Mr. Browne. The information is as of March 31, 2006.

Oppenheimer Capital
-------------------

Account Type            Thomas Browne
------------------------------------------------
                          #             AUM($MM)
------------------------------------------------
Other Investment
Companies                 0                   0
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Other pooled
investment vehicles       0                   0
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Other accounts            4                44.1
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